EXHIBIT 99.1

Subject:  CMBS: GECMC 05-C3 X-P *PUBLICS* Px
          Guidance

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3 $2.12B NEW ISSUE CMBS
Lead-Mgrs: Deutsche Bank Securities / Banc of America Securities LLC Co-Managers: Citigroup / JPMorgan / Merrill Lynch & Co.
Rating Agencies:  Standard & Poors / Fitch

         Ratings     Class    WAL    PRICE
Class  (S&P/Fitch)  Size (1) (yrs)  GUIDANCE
X-P     AAA/AAA     2070.4   5.24   T+60-65

(1) The balances of the certificates are approximate

Settle Date        - August 25, 2005
Dated Date         - August 1, 2005
Legal Final        - July 2045
1st Payment Date   - September 10, 2005


Disclaimer:
This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

The information contained in this diskette is all of the information set forth on Annex A-1 and Annex A-2 to the Prospectus Supplement dated August 3, 2005 to the Prospectus dated August 3, 2005 (collectively, the "Prospectus"), relating to the GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3 (the "Certificates") and should be reviewed only in conjunction with a careful review of the Prospectus. Such information does not include any information relating to the structure of the Certificates and does not include all relevant information relating to the underlying mortgage loans. Such information is set forth in the Prospectus, and particular attention should should be paid to the risks and special considerations associated with an investment in the Certificates described in the Prospectus. The information contained in this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.
Any information contained in this diskette is more fully described in the Prospectus. Prior to making any investment decision, a prospective investor shall receive and should carefully review the Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2005-C3

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES


                                                 % by                 % by Applicable               Mortgage
                                             Initial Pool  Loan Group    Loan Group      # of         Loan        Original
ID                 Property Name               Balance     One or Two     Balance     Properties   Seller(1)    Balance(14)
---------------------------------------------------------------------------------------------------------------------------------
1       Oakland City Center                     7.09%           1          8.98%          1           GACC        150,000,000
2       Inland Hewitt Office Portfolio          6.13%           1          7.77%          2           GERE        129,800,000
8       1301 Fannin                             3.34%           1          4.23%          1           BofA         70,700,000
11      125 West 55th Street                    2.36%           1          2.99%          1           GACC         50,000,000
13      11 Dupont Circle                        2.06%           1          2.61%          1           BofA         43,600,000
---------------------------------------------------------------------------------------------------------------------------------
22      Bakersfield Office Portfolio            0.91%           1          1.15%          3           GACC         19,200,000
42      Windstone MHC - IPG Portfolio           0.56%           1          0.71%          4           GERE         11,870,000
87      Windemere & Mill Creek MHCs - IPG       0.24%           1          0.30%          2           GERE          5,090,000
94      Longview MHC                            0.21%           1          0.26%          1           GERE          4,425,000
96      Hidden Village MHC                      0.21%           1          0.26%          1           GERE          4,350,000



(TABLE CONTINUED)

          Cut-off                 General                 Detailed                                                     Interest
           Date                  Property                 Property              Interest       Administrative          Accrual
ID        Balance                  Type                     Type                Rate(12)          Fee Rate              Basis
------------------------------------------------------------------------------------------------------------------------------------
1          150,000,000     Office                       CBD                      4.6290%            0.0310%         Actual/360
2          129,800,000     Office                       Suburban                 5.0400%            0.0310%           30/360
8           70,700,000     Office                       CBD                      5.6570%            0.0410%         Actual/360
11          50,000,000     Office                       CBD                      5.7433%            0.0310%           30/360
13          43,600,000     Office                       CBD                      5.3530%            0.0610%         Actual/360
------------------------------------------------------------------------------------------------------------------------------------
22          19,200,000     Office                       CBD                      5.0100%            0.0310%         Actual/360
42          11,870,000     Manufactured Housing         Manufactured Housing     4.8500%            0.0310%         Actual/360
87           5,090,000     Manufactured Housing         Manufactured Housing     4.8500%            0.0310%         Actual/360
94           4,425,000     Manufactured Housing         Manufactured Housing     5.0100%            0.0310%         Actual/360
96           4,350,000     Manufactured Housing         Manufactured Housing     5.0100%            0.0310%         Actual/360



(TABLE CONTINUED)

             Original            Stated Remaining        Original        Remaining         First        Maturity        Annual
         Term to Maturity        Term to Maturity      Amortization     Amortization      Payment         Date           Debt
ID       or APD (mos.)(11)       or APD (mos.)(11)      Term (mos.)     Term (mos.)      Date(11)        or APD       Service(2)
------------------------------------------------------------------------------------------------------------------------------------
1               60                      57                   0               0           6/1/2005       5/1/2010        7,039,937.52
2               60                      58                   0               0           7/1/2005       6/1/2010        6,541,920.00
8               60                      57                   0               0           6/1/2005       5/1/2010        4,055,047.56
11              60                      55                   0               0           4/1/2005       3/1/2010        2,871,631.08
13              60                      59                   0               0           8/1/2005       7/1/2010        2,366,323.44
------------------------------------------------------------------------------------------------------------------------------------
22              61                      61                   0               0           9/1/2005       9/1/2010          975,279.96
42              60                      60                  360             360          9/1/2005       8/1/2010          751,644.24
87              60                      60                  360             360          9/1/2005       8/1/2010          322,314.12
94              60                      60                  360             360          9/1/2005       8/1/2010          285,376.92
96              60                      60                  360             360          9/1/2005       8/1/2010          280,539.96



(TABLE CONTINUED)

             Monthly              Remaining                                                                  Crossed
               Debt             Interest Only                                                  APD            With
ID          Service(2)        Period (mos.)(11)                Lockbox(3)                    (Yes/No)      Other Loans
------------------------------------------------------------------------------------------------------------------------------------
1            586,661.46              57                          Hard                          No             No
2            545,160.00              58                     Springing Hard                    Yes             No
8            337,920.63              57                          Hard                          No             No
11           239,302.59              55                          Hard                          No             No
13           197,193.62              59                          Hard                          No             No
------------------------------------------------------------------------------------------------------------------------------------
22            81,273.33              61              Soft at Closing, Springing Hard           No             No
42            62,637.02                                           No                           No             No
87            26,859.51                                           No                           No             No
94            23,781.41                                           No                           No             No
96            23,378.33                                           No                           No             No



(TABLE CONTINUED)


                                                                                           Cut-Off
             Related          DSCR            Grace         Payment        Appraised      Date LTV          LTV Ratio at
ID           Borrower     (2)(4)(5)(6)        Period          Date         Value(8)      Ratio(4)(6)     Maturity/APD(4)(6)
-------------------------------------------------------------------------------------------------------------------------------
1                             3.56              5              1           385,000,000     38.96%              38.96%
2                             2.20              5              1           224,600,000     57.79%              57.79%
8                             1.61              0              1           101,000,000     70.00%              70.00%
11                            1.58              6              1           310,000,000     64.52%              64.52%
13                            1.33              5              1            54,500,000     80.00%              80.00%
-------------------------------------------------------------------------------------------------------------------------------
22                            1.74              5              1            25,500,000     75.29%              75.29%
42            Yes-J           1.30              5              1            16,870,000     70.36%              64.74%
87            Yes-J           1.40              5              1             6,980,000     72.92%              67.10%
94            Yes-O           1.36              5              1             5,850,000     75.64%              69.77%
96            Yes-O           1.32              5              1             5,440,000     79.96%              73.76%



(TABLE CONTINUED)



ID                               Address                          City                  County          State       Zip Code
--------------------------------------------------------------------------------------------------------------------------------
1       1111 Broadway, 555 12th Street, 505 14th Street,          Oakland          Alameda               CA           94607
        1300 Clay Street and City Square (500 12th Street)
2       Various                                                   Lincolnshire     Lake                  IL           Various
8       1301 Fannin Street                                        Houston          Harris                TX           77002
11      125 West 55th Street                                      New York         New York              NY           10019
13      11 Dupont Circle                                          Washington       District of Columbus  DC           20036
------------------------------------------------------------------------------------------------------------------------------------
22      Various                                                   Bakersfield      Kern                  CA           93309
42      Various                                                   Various          Various               OR           Various
87      Various                                                   Aumsville        Marion                OR           97325
94      450 Northeast 58th Street                                 Newport          Lincoln               OR           97365
96      10405 Southwest Denney Road                               Beaverton        Washington            OR           97008


(TABLE CONTINUED)

                                           Net           Units        Loan per Net
             Year          Year       Rentable Area        of        Rentable Area      Prepayment Provisions
ID          Built        Renovated     SF/Units(7)      Measure        SF/Units(4)     (# of payments)(9)(11)(13)
-------------------------------------------------------------------------------------------------------------------------
1            1984          2002         1,551,224       Sq. Ft.            96.70            L(27),D(29),O(4)
2          Various        Various       1,144,564       Sq. Ft.           113.41            L(35),YM1(22),O(3)
8            1983          2004          795,115        Sq. Ft.            88.92            L(27),D(27),O(6)
11           1989                        555,475        Sq. Ft.           360.05            L(29),D(26),O(5)
13           1974          2004          149,026        Sq. Ft.           292.57            L(25),D(31),O(4)
---------------------------------------------------------------------------------------------------------------------
22         Various                       212,582        Sq. Ft.            90.32            L(24),D(30),O(7)
42         Various        Various          516          Pads           23,003.88            L(24),D(35),O(1)
87         Various                         223          Pads           22,825.11            L(24),D(35),O(1)
94           1988          1995            179          Pads           24,720.67            L(24),D(35),O(1)
96           1965                          104          Pads           41,826.92            L(24),D(35),O(1)



(TABLE CONTINUED)

             Third         Third Most           Second          Second Most                     Most Recent
          Most Recent      Recent NOI        Most Recent        Recent NOI      Most Recent         NOI          Underwritten
ID            NOI             Date               NOI               Date             NOI             Date              NOI
------------------------------------------------------------------------------------------------------------------------------
1             18,942,794   12/31/2003           20,596,736      12/31/2004                                         27,251,272
2                                                                                                                  14,599,872
8              7,575,669   12/31/2002            7,718,798      12/31/2003        8,250,304     12/31/2004          7,753,226
11            20,467,972   12/31/2003           19,037,158    T-12 10/31/2004                                      18,603,030
13             2,923,253   12/31/2002            3,218,664      12/31/2003        3,294,030     12/31/2004          3,407,588
------------------------------------------------------------------------------------------------------------------------------
22             2,361,214   12/31/2003            2,215,311      12/31/2004        3,485,480   Ann. 6/30/2005        1,843,380
42               604,824   12/31/2003              912,512      12/31/2004          975,379   T-12 3/31/2005          994,066
87               487,560   12/31/2003              444,896      12/31/2004          465,242   T-12 3/31/2005          460,626
94               401,506   12/31/2003              427,014      12/31/2004          432,653   T-12 4/30/2005          396,389
96               383,402   12/31/2003              386,986      12/31/2004          400,357   T-12 3/31/2005          375,357


(TABLE CONTINUED)


           Underwritten     Underwritten        Underwritten        Underwritten     Underwritten  Underwritten Net
ID           Revenue            EGI               Expenses            Reserves           TI/LC        Cash Flow
-------------------------------------------------------------------------------------------------------------------------------
1              54,848,897      51,530,095         24,278,823            364,918       1,824,737      25,061,617
2              14,653,095      23,775,493          9,175,621            228,913                      14,370,960
8              12,333,211      17,715,387          9,962,161            238,535         995,780       6,518,911
11             24,128,537      32,687,396         14,084,366            194,416         254,595      18,154,019
13              4,309,060       5,173,304          1,765,717             29,805         227,234       3,150,548
-------------------------------------------------------------------------------------------------------------------------------
22              3,245,591       3,574,534          1,731,154             42,516         106,669       1,694,195
42              1,688,752       1,688,752            694,686             20,640                         973,426
87                782,268         782,268            321,642              8,920                         451,706
94                616,362         621,822            225,433              7,040                         389,349
96                550,392         634,746            259,390              4,160                         371,197



(TABLE CONTINUED)

                                                                   Lease
ID         Largest Tenant(16)                      SF           Expiration           2nd Largest Tenant              SF
-----------------------------------------------------------------------------------------------------------------------------------
1       APL Limited                               208,911       12/31/2006        Ask Jeeves, Inc.                     55,803
2
8       ExxonMobil                                334,859        2/14/2008        AIM Management Group, Inc.           41,255
11      LeBoeuf, Lamb, Greene & MacRae, L.L.P.    228,335        6/30/2012        Katz Communications                 176,834
13      Society for Neuroscience                   20,158       12/31/2005        National Women's Law Center          15,296
-----------------------------------------------------------------------------------------------------------------------------------
22
42
87
94
96



(TABLE CONTINUED)


                  Lease                                                             Lease             Occupancy        Occupancy
ID             Expiration           3rd Largest Tenant            SF              Expiration          Rate(10)        As-of Date
------------------------------------------------------------------------------------------------------------------------------------
1               5/31/2013         Matson Navigation Company, Inc.     52,133      12/31/2015            92.37%        5/1/2005
2                                                                                                      100.00%       5/11/2005
8               5/31/2008         Chase Bank                          35,098      5/31/2008             87.64%        6/1/2005
11              4/30/2012         Macquarie Holdings                  59,548      3/31/2015            100.00%       11/1/2004
13              6/30/2015         National Park Foundation            15,060      12/31/2011            99.50%        5/2/2005
------------------------------------------------------------------------------------------------------------------------------------
22                                                                                                      88.22%        7/6/2005
42                                                                                                      91.31%        3/1/2005
87                                                                                                      93.49%        6/1/2005
94                                                                                                      92.09%        5/1/2005
96                                                                                                      97.12%       1/17/2005



(TABLE CONTINUE

             Upfront         Monthly                                                                  Monthly             Upfront
           Replacement     Replacement         Upfront            Monthly        Monthly Tax         Insurance          Engineering
ID          Reserves        Reserves            TI/LC            TI/LC(15)          Escrow             Escrow             Reserve
------------------------------------------------------------------------------------------------------------------------------------
1                                             2,140,500
2
8                              9,939                                               134,925
11                             9,740          3,475,000            17,503        1,082,919               29,693
13                             1,863                               71,429           55,738                4,310
------------------------------------------------------------------------------------------------------------------------------------
22                             3,551          2,200,000                             23,459                3,550            313,375
42                             1,720                                                12,633                  918
87                               740                                                 7,539                  496
94                               590                                                 5,789                3,205
96                               350                                                 4,602                  292



(TABLE CONTINUE

           Environmental
               Report        Engineering        Appraisal
ID              Date         Report Date      As-of Date(8)         Sponsor(17)
-----------------------------------------------------------------------------------------------------------------------------------
1         5/17/2005         5/3/2005          4/8/2005           Shorenstein Realty Investors Three, L.P.;
                                                                 State Teachers Retirement System of Ohio
2          Various          Various           3/1/2005           Inland Western Retail Real Estate Trust, Inc.
8          4/9/2005        3/30/2005         3/15/2005           None
11         1/5/2005         1/5/2005          1/5/2005           Harry Macklowe
13        3/18/2005        3/18/2005         3/10/2005           Corton, Kathleen; O'Connor, Roderick; Brickman, Bruce S.
-----------------------------------------------------------------------------------------------------------------------------------
22        6/20/2005        6/16/2005         5/11/2005           Michael Adler
42         Various          Various           5/1/2005           Brian Fitterer
87         5/5/2005         5/2/2005          5/1/2005           Brian Fitterer
94        5/12/2005        5/12/2005         5/24/2005           Jack O. Olof
96        5/12/2005        5/12/2005         5/24/2005           Jack O. Olof


GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2005-C3

ANNEX A-1 - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES



                                         % by                    % by Applicable              Mortgage                    Cut-off
                                      Initial Pool   Loan Group     Loan Group      # of        Loan       Original         Date
ID               Property Name          Balance      One or Two       Balance    Properties   Seller(1)  Balance(14)      Balance
------------------------------------------------------------------------------------------------------------------------------------
 7     Oglethorpe Mall                   3.54%           1             4.48%          1         GACC       75,000,000    74,918,248
 9     One Main Place                    3.26%           1             4.13%          1         GERE       69,000,000    69,000,000
10     The Barlow Building               2.92%           1             3.70%          1         GERE       61,750,000    61,750,000


(TABLE CONTINUED)
                   General       Detailed                                    Interest         Original         Stated Remaining
                  Property       Property       Interest    Administrative   Accrual      Term to Maturity     Term to Maturity
ID                  Type           Type         Rate(12)      Fee Rate        Basis       or APD (mos.)(11)    or APD (mos.)(11)
-----------------------------------------------------------------------------------------------------------------------------------
 7              Retail        Anchored          4.8913%        0.0310%      Actual/360           84                   83
 9              Office        CBD               5.3500%        0.0410%      Actual/360           84                   83
10              Office        Suburban          5.0400%        0.0310%      Actual/360           84                   84



(TABLE CONTINUED)
            Original         Remaining        First         Maturity         Annual         Monthly         Remaining
          Amortization     Amortization      Payment          Date            Debt            Debt        Interest Only
ID        Term (mos.)       Term (mos.)      Date(11)        or APD        Service(2)      Service(2)   Period (mos.)(11)
---------------------------------------------------------------------------------------------------------------------------
 7            360               359          8/1/2005       7/1/2012        4,771,782.36     397,648.53
 9            360               360          8/1/2005       7/1/2012        4,623,665.40     385,305.45         35
10             0                 0           9/1/2005       8/1/2012        3,155,424.96     262,952.08         84



(TABLE CONTINUED)
                                              Crossed
                                APD            With           Related           DSCR          Grace        Payment      Appraised
ID         Lockbox(3)        (Yes/No)       Other Loans       Borrower      (2)(4)(5)(6)     Period         Date        Value(8)
------------------------------------------------------------------------------------------------------------------------------------
 7            Hard              No              No                              1.30            5             1         217,100,000
 9            Hard              No              No                              1.26            5             1          94,500,000
10       Springing Hard         No              No             Yes-A            1.72            5             1          95,100,000


(TABLE CONTINUED)

          Cut-Off
         Date LTV         LTV Ratio at
ID      Ratio(4)(6)    Maturity/APD(4)(6)              Address         City                  County    State       Zip Code
-------------------------------------------------------------------------------------------------------------------------------
 7        69.02%             61.02%        7804 Abercorn Street        Savannah         Chatham          GA             31406
 9        73.02%             68.87%        1201 Main Street            Dallas           Dallas           TX             75202
10        64.93%             64.93%        5454 Wisconsin Avenue       Chevy Chase      Montgomery       MD             20815





(TABLE CONTINUED)

                                             Net             Units         Loan per Net
              Year         Year         Rentable Area          of         Rentable Area         Prepayment Provisions
ID            Built      Renovated       SF/Units(7)        Measure         SF/Units(4)      (# of payments)(9)(11)(13)
--------------------------------------------------------------------------------------------------------------------------
 7            1969         2002            631,244         Sq. Ft.          237.37               L(25),D(52),O(7)
 9            1968         2003           1,010,193        Sq. Ft.           68.30               L(25),YM(57),O(2)
10            1966         2004            265,240         Sq. Ft.          232.81               L(24),YM1(35),O(25)



(TABLE CONTINUED)

            Third         Third Most      Second         Second Most                   Most Recent
         Most Recent      Recent NOI   Most Recent       Recent NOI    Most Recent         NOI        Underwritten    Underwritten
ID           NOI             Date          NOI              Date           NOI             Date            NOI          Revenue
------------------------------------------------------------------------------------------------------------------------------------
 7        9,892,495   12/31/2003       11,357,535    12/31/2004        11,549,124     T-12 4/30/2005      12,942,953     19,877,957
 9       11,778,348   12/31/2002        9,884,159    12/31/2003         8,822,883    T-12 12/31/2004       6,630,176     10,251,109
10        6,192,270   12/31/2003        6,396,042    12/31/2004         6,567,218     T-12 4/30/2005       5,986,182      7,975,449



(TABLE CONTINUED)


          Underwritten      Underwritten    Underwritten     Underwritten      Underwritten Net
ID             EGI            Expenses        Reserves           TI/LC             Cash Flow              Largest Tenant(16)
------------------------------------------------------------------------------------------------------------------------------
 7          18,836,707       5,893,754         157,811             389,277          12,395,865         Macy's
 9          15,531,109       8,900,933         202,039             602,852           5,825,285         Bank of America
10           8,995,449       3,009,266          53,048             512,662           5,420,472         Abacus Technology Corp.



(TABLE CONTINUED)


                            Lease                                                  Lease
ID           SF           Expiration    2nd Largest Tenant         SF            Expiration       3rd Largest Tenant           SF
------------------------------------------------------------------------------------------------------------------------------------
 7             135,000     2/2/2013     JC Penney                   85,824      7/31/2007     Stein Mart                     37,119
 9             264,279    12/31/2014    Ernst & Young              102,583      10/31/2009    MCI                            73,061
10              19,282    6/14/2014     Washington Eye Physicans    14,116      10/31/2008    Washington Nautilus, Inc.      13,656



(TABLE CONTINUED)

                                                              Upfront         Monthly
             Lease        Occupancy        Occupancy        Replacement     Replacement       Upfront     Monthly      Monthly Tax
ID         Expiration     Rate(10)         As-of Date        Reserves         Reserves         TI/LC     TI/LC(15)        Escrow
------------------------------------------------------------------------------------------------------------------------------------
 7         11/30/2010      96.32%        4/30/2005
 9         10/31/2010      67.85%        3/31/2005           400,000                                     48,410        121,762
10         12/31/2013      98.08%         4/1/2005



(TABLE CONTINUED)

          Monthly         Upfront       Environmental
         Insurance      Engineering         Report         Engineering           Appraisal
ID        Escrow          Reserve            Date          Report Date         As-of Date(8)    Sponsor(17)
------------------------------------------------------------------------------------------------------------------------------------
 7                                         6/9/2005          6/9/2005            6/6/2005       General Growth Properties, Inc.
 9         15,350                         4/23/2005         4/25/2005            4/12/2008      Randy A. Kohana
10                                         6/8/2005         6/22/2005            6/10/2005      JP Morgan Fleming Asset Management,
                                                                                                  Columbia Equity Trust, Inc. (REIT)


                                                    Price/Yield Table - Class A-5
------------------------------------------------------------------------------------------------------------------------------------
Security ID:                                   GECMC 2005-C3                Initial Balance:                           118,168,000
Settlement Date:                                 08/25/05                   Initial Pass-Through Rate:                      4.996%
Accrual Start Date:                              08/01/05
First Pay Date:                                  09/10/05
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepayment (CPR)                        Scenario 1                 Scenario 2
--------------------------------------------------------------------------------
During YM                                 0.00%                       0.00%
During Open                               0.00%                       0.00%
Loan Extended                              None                  One Main Place
Extension Term                              0                          24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                          Scenario 1                 Scenario 2
--------------------------------------------------------------------------------
        99.99968300                          5.03                       5.03
       100.06218300                          5.02                       5.02
       100.12468300                          5.00                       5.00
       100.18718300                          4.99                       4.99
       100.24968300                          4.98                       4.98
       100.31218300                          4.97                       4.97
       100.37468300                          4.96                       4.96
       100.43718300                          4.95                       4.95
       100.49968300                          4.94                       4.94
       100.56218300                          4.93                       4.93
       100.62468300                          4.92                       4.92
       100.68718300                          4.91                       4.91
       100.74968300                          4.90                       4.90
       100.81218300                          4.88                       4.89
       100.87468300                          4.87                       4.87
       100.93718300                          4.86                       4.86
       100.99968300                          4.85                       4.85
WAL (yrs)                                    6.87                       6.91
Mod Dur                                      5.68                       5.71
First Prin Pay                            9/10/2010                   9/10/2010
Maturity                                  7/10/2012                   8/10/2012
Yield Spread                                73.94                       73.89

------------------------------------------------------------------------------------------------------------------------------------
              Assumptions                                                                              Treasury Curve as of
--------------------------------------------------------------------------------             ---------------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)        Yield (BEY%)
--------------------------------                                                             ---------------------------------------
Initial Balances as of August 2005                                                                   1/12              4.063%
----------------------------------
Prepay Rates are a Constant % of CPR                                                                  1/4              4.063%
100% of All Prepayment Premiums are assumed to be collected                                           1/2              4.063%
Prepayment Premiums are allocated to one or more classes                                               2               4.063%
of the offered certificates as described under
 "Description of the Certificates-Distributions-                                                       3               4.101%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5               4.150%
No Extensions on any Mortgage Loan                                                                    10               4.282%
No Delinquencies on any Mortgage Loan                                                                 30               4.488%
No Defaults on any Mortgage Loan


                     Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
                     --------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.




Banc of America Securities LLC

                                                    Price/Yield Table - Class A-5
------------------------------------------------------------------------------------------------------------------------------------
Security ID:                                    GECMC 2005-C3               Initial Balance:                           118,168,000
Settlement Date:                                 08/25/05                   Initial Pass-Through Rate:                      4.979%
Accrual Start Date:                              08/01/05
First Pay Date:                                  09/10/05

--------------------------------------------------------------------------------
Prepayment (CPR)                                Scenario 1
--------------------------------------------------------------------------------
During YM                                         0.00%
During Open                                       0.00%
Loan Extended                                      None
Extension Term                                      0


--------------------------------------------------------------------------------
                                                Scenario 1
--------------------------------------------------------------------------------
             100.07520200                          5.00
             100.13770200                          4.98
             100.20020200                          4.97
             100.26270200                          4.96
             100.32520200                          4.95
             100.38770200                          4.94
             100.45020200                          4.93
             100.51270200                          4.92
             100.57520200                          4.91
             100.63770200                          4.90
             100.70020200                          4.89
             100.76270200                          4.88
             100.82520200                          4.87
             100.88770200                          4.85
             100.95020200                          4.84
             101.01270200                          4.83
             101.07520200                          4.82
WAL (yrs)                                          6.87
Mod Dur                                            5.69
First Prin Pay                                  9/10/2010
Maturity                                        7/10/2012
Yield Spread                                      74.44

------------------------------------------------------------------------------------------------------------------------------------
              Assumptions                                                                                Treasury Curve as of
-------------------------------------------------------------------------------                       -----------------------------
1% Cleanup Call is Not Exercised                                                                      Term (Yrs)        Yield (BEY%)
--------------------------------                                                                      ------------------------------
Initial Balances as of August 2005                                                                       1/12                NA
----------------------------------
Prepay Rates are a Constant % of CPR                                                                      1/4                NA
100% of All Prepayment Premiums are assumed to be collected                                               1/2                NA
Prepayment Premiums are allocated to one or more classes                                                   2                 NA
of the offered certificates as described under "Description of the Certificates-Distributions-             3                 NA
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5               4.115%
No Extensions on any Mortgage Loan                                                                        10               4.246%
No Delinquencies on any Mortgage Loan                                                                     30                 NA
No Defaults on any Mortgage Loan

                          Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.



Banc of America Securities LLC

                                                    Price/Yield Table - Class XP
------------------------------------------------------------------------------------------------------------------------------------
Security ID:                 GECMC Series 2005-C3                                 Initial Balance:                     2,070,356,000
Settlement Date:                    08/25/05                                      Initial Pass-Through Rate:                 0.2697%
Accrual Start Date:                 08/01/05
First Pay Date:                     09/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                  Scenario 1             Scenario 2            Scenario 3        Scenario 4            Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                            0.00%                 25.00%                50.00%            75.00%                100.00%
During Penalty                       0.00%                 25.00%                50.00%            75.00%                100.00%
During Open                          0.00%                 25.00%                50.00%            75.00%                100.00%


------------------------------------------------------------------------------------------------------------------------------------
                                  Scenario 1             Scenario 2            Scenario 3        Scenario 4            Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
           0.651191000               11.59                  11.85                 11.97            11.73                  10.79
           0.666816000               10.63                  10.88                 11.00            10.76                  9.83
           0.682441000               9.70                   9.95                  10.06             9.82                  8.90
           0.698066000               8.80                   9.05                  9.16              8.92                  8.01
           0.713691000               7.94                   8.19                  8.30              8.06                  7.15
           0.729316000               7.11                   7.35                  7.46              7.22                  6.32
           0.744941000               6.31                   6.55                  6.65              6.41                  5.52
           0.760566000               5.53                   5.77                  5.88              5.64                  4.75
           0.776191000               4.78                   5.02                  5.12              4.88                  4.00
           0.791816000               4.06                   4.29                  4.39              4.15                  3.28
           0.807441000               3.36                   3.59                  3.69              3.45                  2.58
           0.823066000               2.68                   2.90                  3.00              2.76                  1.90
           0.838691000               2.02                   2.24                  2.34              2.10                  1.25
           0.854316000               1.38                   1.60                  1.69              1.46                  0.61
           0.869941000               0.75                   0.97                  1.07              0.83                  -0.01
           0.885566000               0.15                   0.37                  0.46              0.22                  -0.61
           0.901191000               -0.44                  -0.22                 -0.13            -0.37                  -1.20
WAL (yrs)                            5.24                   5.24                  5.24              5.22                  5.13
Mod Dur                              2.67                   2.66                  2.65              2.66                  2.68
First Prin Pay                     2/10/2006              2/10/2006             2/10/2006        2/10/2006              2/10/2006
Maturity                           8/10/2012              8/10/2012             8/10/2012        8/10/2012              8/10/2012
Yield Spread                          65                    88.53                 98.71            74.83                 -13.02


------------------------------------------------------------------------------------------------------------------------------------
           Assumptions                                                                                  Treasury Curve as of
-------------------------------------------------------                                        -------------------------------------
1% Cleanup Call is Exercised                                                                   Term (Yrs)              Yield (BEY%)
----------------------------                                                                   -------------------------------------
Initial Balance is as of August 2005                                                              1/12                    4.046%
------------------------------------
Prepay Rates are a Constant % of CPR                                                              1/4                     4.046%
100% of All Prepayment Premiums are assumed to be collected                                       1/2                     4.046%
Prepayment Premiums are allocated to one or more classes                                           2                      4.046%
of the offered certificates as described under "Description of the Certificates-Distributions-     3                      4.086%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                5                      4.128%
No Extensions on any Mortgage Loan                                                                 10                     4.260%
No Delinquencies on any Mortgage Loan                                                              30                     4.470%
No Defaults on any Mortgage Loan

                      Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                                    Price/Yield Table - Class XP
------------------------------------------------------------------------------------------------------------------------------------
Security ID:                    GECMC Series 2005-C3                  Initial Balance:                       2,070,356,000
Settlement Date:                         08/25/05                     Initial Pass-Through Rate:                   0.2697%
Accrual Start Date:                      08/01/05
First Pay Date:                          09/10/05

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                        Scenario 1          Scenario 2          Scenario 3        Scenario 4        Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                                  0.00%               0.00%              0.00%              0.00%             0.00%
During Open                                0.00%              25.00%              50.00%            75.00%            100.00%


------------------------------------------------------------------------------------------------------------------------------------
                                        Scenario 1          Scenario 2          Scenario 3        Scenario 4        Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
              0.651191000                  11.59               11.59              11.59              11.59             11.59
              0.666816000                  10.63               10.63              10.63              10.63             10.63
              0.682441000                  9.70                9.70                9.70              9.70              9.70
              0.698066000                  8.80                8.80                8.80              8.80              8.80
              0.713691000                  7.94                7.94                7.94              7.94              7.94
              0.729316000                  7.11                7.11                7.11              7.11              7.11
              0.744941000                  6.31                6.31                6.31              6.31              6.31
              0.760566000                  5.53                5.53                5.53              5.53              5.53
              0.776191000                  4.78                4.78                4.78              4.78              4.78
              0.791816000                  4.06                4.06                4.06              4.06              4.06
              0.807441000                  3.36                3.36                3.36              3.36              3.36
              0.823066000                  2.68                2.68                2.68              2.68              2.68
              0.838691000                  2.02                2.02                2.02              2.02              2.02
              0.854316000                  1.38                1.38                1.38              1.38              1.38
              0.869941000                  0.75                0.75                0.75              0.75              0.75
              0.885566000                  0.15                0.15                0.15              0.15              0.15
              0.901191000                  -0.44               -0.44              -0.44              -0.44             -0.44
WAL (yrs)                                  5.24                5.24                5.24              5.24              5.24
Mod Dur                                    2.67                2.67                2.67              2.67              2.67
First Prin Pay                           2/10/2006           2/10/2006          2/10/2006          2/10/2006         2/10/2006
Maturity                                 8/10/2012           8/10/2012          8/10/2012          8/10/2012         8/10/2012
Yield Spread                                65                  65                  65                65                65


------------------------------------------------------------------------------------------------------------------------------------
              Assumptions                                                                                  Treasury Curve as of
--------------------------------------------------------------------------------                       -----------------------------
1% Cleanup Call is Exercised                                                                             Term (Yrs)     Yield (BEY%)
----------------------------                                                                           -----------------------------
Initial Balance is as of August 2005                                                                        1/12           4.046%
------------------------------------
Prepay Rates are a Constant % of CPR                                                                         1/4           4.046%
100% of All Prepayment Premiums are assumed to be collected                                                  1/2           4.046%
Prepayment Premiums are allocated to one or more classes                                                      2            4.046%
of the offered certificates as described under "Description of the Certificates-Distributions-                3            4.086%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                           5            4.128%
No Extensions on any Mortgage Loan                                                                           10            4.260%
No Delinquencies on any Mortgage Loan                                                                        30            4.470%
No Defaults on any Mortgage Loan

                      Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
                      --------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                  At Issue    End pd 60     End pd 84
Senior AAA          20.00%       29.43%       36.12%
Junior AAA          12.38%       18.21%       22.35%
AA                  10.38%       15.27%       18.74%
A                    7.75%       11.40%       14.00%
BBB                  4.75%        6.99%        8.58%

Subject: CMBS: GECMC 05-C3 *PUBLICS* CUSIPS1

Client GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3 $2.12B NEW ISSUE CMBS
Lead-Mgrs: Deutsche Bank Securities / Banc of America Securities LLC Co-Managers: Citigroup / JPMorgan / Merrill Lynch & Co.
Rating Agencies:  Standard & Poors / Fitch

         Ratings
Class  (S&P/Fitch)    CUSIP
A-1     AAA/AAA     36828QNQ5
A-2     AAA/AAA     36828QNR3
A-3FL   AAA/AAA     36828QPT7
A-3FX   AAA/AAA     36828QPU4
A-4     AAA/AAA     36828QNT9
A-5     AAA/AAA     36828QNU6
A-6     AAA/AAA     36828QNW2
A-AB    AAA/AAA     36828QPV2
A-7A    AAA/AAA     36828QPW0
A-7B    AAA/AAA     36828QPX8
A-1A    AAA/AAA     36828QNY8
A-J     AAA/AAA     36828QNZ5
B       AA+/AA+     36828QPB6
C        AA/AA      36828QPC4
D       AA-/AA-     36828QPD2
E         A/A       36828QPE0

Disclaimer:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS: GECMC 05-C3 *PUBLICS* EOD Status

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3 $2.12B NEW ISSUE CMBS
Lead-Mgrs: Deutsche Bank Securities / Banc of America Securities LLC Co-Managers: Citigroup / JPMorgan / Merrill Lynch & Co.
Rating Agencies:  Standard & Poors / Fitch

         Ratings     Class    WAL    Principal     Sub      Price
Class  (S&P/Fitch)  Size (1) (yrs)    Window      Levels    Guidance   STATUS
A-1     AAA/AAA       71.0    3.30  09/05-03/10   20.000%   s+9-10      50%
A-2     AAA/AAA      117.4    4.67  03/10-05/10   20.000%   s+21-22     90%
A-3FL(2)AAA/AAA       85.0    4.74  05/10-06/10   20.000%   L+12-13     1x
A-3FX(2)AAA/AAA      120.4    4.74  05/10-06/10   20.000%   A-2 + 1     60%
A-4     AAA/AAA      145.0    4.88  06/10-09/10   20.000%   s+25-26     25%
A-5     AAA/AAA      118.2    6.88  07/12-07/12   20.000%   s+27-28     10%
A-6     AAA/AAA       75.0    6.94  07/12-08/12   20.000%   s+31-32     Open
A-AB    AAA/AAA       74.1    7.41  09/10-05/15   20.000%   s+26-27     1.5x
A-7A    AAA/AAA      386.7    9.80  05/15-07/15   30.000%   s+25-26     1.4x
A-7B    AAA/AAA       55.2    9.88  07/15-07/15   20.000%   s+30-31     30%
A-1A    AAA/AAA      445.0    7.81  **NO LONGER AVAILABLE**
A-J     AAA/AAA      161.4    9.91  07/15-08/15   12.375%   s+34a       60%
B       AA+/AA+       13.2    9.96  08/15-08/15   11.750%   s+41-42     1x
C        AA/AA        29.1    9.96  08/15-08/15   10.375%   s+43-44     1.2x
D       AA-/AA-       21.2    9.96  08/15-08/15    9.375%   s+46-47     70%
E         A/A         34.4    9.96  08/15-08/15    7.750%   s+53-54     45%

(1) The balances of the certificates are approximate
(2) The balances of the certificates will be based on demand

Expected Timing
Launch / Price   - August 11th/12th
Settlement       - Thursday August 25th

Disclaimer:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS: GECMC 05-C3 *PUBLICS* Price Guidance

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3 $2.12B NEW ISSUE CMBS
Lead-Mgrs: Deutsche Bank Securities / Banc of America Securities LLC Co-Managers: Citigroup / JPMorgan / Merrill Lynch & Co.
Rating Agencies:  Standard & Poors / Fitch

         Ratings     Class      WAL     Principal     Sub      Price
Class  (S&P/Fitch)  Size (1)   (yrs)     Window      Levels    Guidance
A-1     AAA/AAA       71.0      3.30   09/05-03/10   20.000%   s+9-10
A-2     AAA/AAA      117.4      4.67   03/10-05/10   20.000%   s+21-22
A-3FL(2)AAA/AAA      205.4      4.74   05/10-06/10   20.000%   L+12-13
A-3FX(2)                                                       Call Desk
A-4     AAA/AAA      145.0      4.88   06/10-09/10   20.000%   s+25-26
A-5     AAA/AAA      118.2      6.88   07/12-07/12   20.000%   s+27-28
A-AB    AAA/AAA       74.1      7.41   09/10-05/15   20.000%   s+26-27
A-6     AAA/AAA       75.0      6.94   07/15-08/15   20.000%   s+31-32
A-7A    AAA/AAA      386.7      9.80   05/15-07/15   30.000%   s+25-26
A-7B    AAA/AAA       55.2      9.88   07/15-07/15   20.000%   s+30-31
A-1A    AAA/AAA      445.0      7.81  **NO LONGER AVAILABLE**
A-J     AAA/AAA      161.4      9.91   07/15-08/15   12.375%   s+34a
B       AA+/AA+       13.2      9.96   08/15-08/15   11.750%   s+41-42
C        AA/AA        29.1      9.96   08/15-08/15   10.375%   s+43-44
D       AA-/AA-       21.2      9.96   08/15-08/15    9.375%   s+46-47
E         A/A         34.4      9.96   08/15-08/15    7.750%   s+53-54

(1) The balances of the certificates are approximate (2) The balances of the certificates will be based on demand

Expected Timing
Launch / Price   - August 11th/12th
Settlement       - Thursday August 25th

Disclaimer:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS: GECMC 05-C3 *PUBLICS* Pricing Details

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3 $2.12B NEW ISSUE CMBS
Lead-Mgrs: Deutsche Bank Securities / Banc of America Securities LLC Co-Managers: Citigroup / JPMorgan / Merrill Lynch & Co.
Rating Agencies:  Standard & Poors / Fitch
Settle Date: August 25, 2005
Dated Date: August 1, 2005
First Payment Date: September 10, 2005

         Ratings     Class    WAL   Pricing                    Mod
Class  (S&P/Fitch)  Size (1) (yrs)  Level    Coupon   Yield    Dur    Price
A-1     AAA/AAA       70.5    3.31  s+10     4.5910   4.5973   3.0   99.997566
A-2     AAA/AAA      117.4    4.67  s+21     4.8530   4.7512   4.1  100.498975
A-3FL   AAA/AAA       25.0    4.74  L+12.5   L+12.5   NAP      NAP  100.000000
A-3FX   AAA/AAA      180.0    4.74  s+22     4.8630   4.7631   4.2  100.499390
A-4     AAA/AAA      145.4    4.88  s+29     5.0460   4.8371   4.2  100.989890
A-5     AAA/AAA      118.2    6.88  s+31     4.9790   4.9219   5.7  100.498459
A-6     AAA/AAA       75.0    6.94  s+33     5.0830   4.9440   5.7  100.984242
A-AB    AAA/AAA       74.1    7.43  s+26     4.9400   4.8893   6.1  100.495061
A-7A    AAA/AAA      386.7    9.80  s+25     4.9740   4.9447   7.6  100.493148
A-7B    AAA/AAA       55.2    9.88  s+31     5.0350   5.0067   7.6  100.495601
A-1A    AAA/AAA      445.0    7.81  NA       NA       NA       NA   NA
A-J     AAA/AAA      161.4    9.91  s+34     5.0650   5.0375   7.6  100.493965
B       AA+/AA+       13.2    9.96  s+41     WAC      5.1089   7.6  100.498452
C        AA/AA        29.1    9.96  s+43     WAC      5.1289   7.6  100.492769
D       AA-/AA-       21.2    9.96  s+46     WAC      5.1589   7.6  100.495939
E         A/A         34.4    9.96  s+53     WAC      5.2289   7.6  100.092933

(1) The balances of the certificates are approximate

Disclaimer:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS: GECMC 05-C3 *PUBLICS* Pricing Details1

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3 $2.12B NEW ISSUE CMBS
Lead-Mgrs: Deutsche Bank Securities / Banc of America Securities LLC Co-Managers: Citigroup / JPMorgan / Merrill Lynch & Co.
Rating Agencies:  Standard & Poors / Fitch

Settle Date - August 25, 2005 Dated Date - August 1, 2005 Legal Final - July 2045 1st Payment Date - September 10, 2005

         Ratings     Class    WAL   Pricing                    Mod
Class  (S&P/Fitch)  Size (1) (yrs)  Level    Coupon   Yield    Dur    Price
A-1     AAA/AAA       70.5    3.31  s+10     4.5910   4.5973   3.0   99.997566
A-2     AAA/AAA      117.4    4.67  s+21     4.8530   4.7512   4.1  100.498975
A-3FL   AAA/AAA       25.0    4.74  L+12.5   L+12.5   NAP      NAP  100.000000
A-3FX   AAA/AAA      180.0    4.74  s+22     4.8630   4.7631   4.2  100.499390
A-4     AAA/AAA      145.4    4.88  s+29     5.0460   4.8371   4.2  100.989890
A-5     AAA/AAA      118.2    6.88  s+31     4.9790   4.9219   5.7  100.498459
A-6     AAA/AAA       75.0    6.94  s+33     5.0830   4.9440   5.7  100.984242
A-AB    AAA/AAA       74.5    7.43  s+26     4.9400   4.8893   6.1  100.495061
A-7A    AAA/AAA      386.7    9.80  s+25     4.9740   4.9447   7.6  100.493148
A-7B    AAA/AAA       55.2    9.88  s+31     5.0350   5.0067   7.6  100.495601
A-1A    AAA/AAA      445.0    7.81  NA       NA       NA       NA   NA
A-J     AAA/AAA      161.4    9.91  s+34     5.0650   5.0375   7.6  100.493965
B (2)   AA+/AA+       13.2    9.96  s+41     5.2093   5.1089   7.6  100.498452
C (2)   AA/AA         29.1    9.96  s+43     5.2283   5.1289   7.6  100.492769
D (2)   AA-/AA-       21.2    9.96  s+46     5.2583   5.1589   7.6  100.495939
E (2)   A/A           34.4    9.96  s+53     5.2753   5.2289   7.6  100.092933

(1) The balances of the certificates are approximate (2) Initial WAC Minus Strip or WAC

Disclaimer:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Subject: CMBS: GECMC 05-C3 *PUBLICS* Term Sheet, Annex A

GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3 $2.12B NEW ISSUE CMBS
Lead-Mgrs: Deutsche Bank Securities / Banc of America Securities LLC Co-Managers: Citigroup / JPMorgan / Merrill Lynch & Co.
Rating Agencies:  Standard & Poors / Fitch

         Ratings     Class      WAL     Principal     Sub
Class  (S&P/Fitch)  Size (1)   (yrs)     Window      Levels
A-1     AAA/AAA       71.0      3.30   09/05-03/10   20.000%
A-2     AAA/AAA      247.8      4.69   03/10-06/10   20.000%
A-3     AAA/AAA      220.0      4.85   06/10-09/10   20.000%
A-4     AAA/AAA      118.2      6.88   07/12-07/12   20.000%
A-5     AAA/AAA       75.0      6.94   07/12-08/12   20.000%
A-AB    AAA/AAA       74.1      7.41   09/10-05/15   20.000%
A-6A    AAA/AAA      386.7      9.80   05/15-07/15   30.000%
A-6B    AAA/AAA       55.2      9.88   07/15-07/15   20.000%
A-1A    AAA/AAA      445.0      7.81  **NO LONGER AVAILABLE**
A-J     AAA/AAA      161.4      9.91   07/15-08/15   12.375%
B       AA+/AA+       13.2      9.96   08/15-08/15   11.750%
C        AA/AA        29.1      9.96   08/15-08/15   10.375%
D       AA-/AA-       21.2      9.96   08/15-08/15    9.375%
E         A/A         34.4      9.96   08/15-08/15    7.750%
X-P     AAA/AAA

(1) The balances of the certificates are approximate

-Collateral:      132 Loans / 151 Properties
-Loan Sellers:    General Electric Capital Corporation (40.9%),
                  German American Capital Corporation (31.6%),
                  Bank of America, N.A. (27.5%)

Property Types:   Off 44.3%, Multi 20.3%, Ret 18.1%, Hotel 6.2%,
                  MH 3.9%, SS 3.5%, Indus 2.2%, Mixed 1.5%

Geographic:       CA 19.3%, NY 18.0%, TX 10.6%, IL 7.8%, FL 7.5%, VA 5.7%
                  No Others >5.7%

-DSCR/LTV            1.73x / 67.0%
-Inves. Grade Loans: 5 loans for 18.6% of UPB
-Top 10 Loans:       43.2% of the pool, DSCR: 2.07x, LTV: 61.7%
                                                  Shadow
-Top 3 Trust Assets             DSCR     LTV      Ratings    %UPB
                                                   (S/F)

 Oakland City Center            3.56x    39.0%    AAA/AAA    7.1%
 The Inland Hewitt Off. Port.   2.20x    57.8%   BBB-/BBB-   6.1%
 Garden City Plaza              1.21x    79.4%     NR/NR     4.6%

Expected Timing

Termsheets       - Thursday elec/ Friday hard
Reds             - Thursday elec/ Friday hard
Launch / Price   - On or about August 10th
Settlement       - Thursday August 25th

Roadshow

 -Thursday, 8:30am Boston breakfast (DB Offices, 225 Franklin St)
 -Friday,   8:00am Hartford breakfast (The Goodwin Hotel) and
           12:30pm NY Lunch at DB Offices (280 Park Avenue)
            2.30pm Investor Call
 -Monday,   8:00am Minneapolis breakfast (Grand Hotel), New York 1-on-1's
 -Tuesday,  New York 1-on-1's

**Term Sheet and Annex A Attached**

Disclaimer:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus Prospectus Supplement. Copies of the final Prospectus and Prospectus Supplement may be obtained from Scott Waynebern/Heath Forusz (212-250-5149 - 60 Wall Street 3rd floor, NY, NY 10005) or Geordie Walker/Chris Springer (704-388-1597 - 214 North Tryon Street, Charlotte, NC 28255). The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities, LLC, Deutsche Bank Securities Inc. and the other underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------

This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.